SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2018

Interlink Plus, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55591	47-3975872
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4952 S Rainbow Blvd, Suite 326 Las Vegas, NV	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  702-824-7047

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [ ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed, on January 26, 2018, Interlink Plus, Inc., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement with Power Up Lending Group Ltd. (“Power Up”) pursuant to which Power Up purchased a convertible promissory note (“January Note”) evidencing a loan of $65,000.

Also as previously disclosed, on March 5, 2018, the Company entered into a second Securities Purchase Agreement with Power Up pursuant to which Power Up purchased a convertible promissory note (the “March Note”) evidencing a loan of $43,000.

On June 15, 2018, the Company received $150,000 and issued a Demand Promissory Note to an outside investor. The Demand Promissory Note has interest of 10% per annum and is due on two days’ notice to the Company. The proceeds of the Demand Promissory Note were used to prepay the January Note and the March Note in the aggregate payoff amount of $142,116.90, as well as payoff a convertible promissory note in favor of Blue Sea Assets LLC in the amount of $7,000.

The foregoing description of the Demand Promissory Note is qualified in its entirety by reference to the full text of the Demand Promissory Note, a copy of which is filed herewith as Exhibit 4.1, and is incorporated by reference herein.

ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The information contained in Item 1.01 above is incorporated by reference herein.

As a result of the prepayment of the January Note and the March Note, the corresponding Securities Purchase Agreements with Power Up have been terminated.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION

The information set forth in Items 1.01 is incorporated into this Item 2.03 by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
4.1	Demand Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interlink Plus, Inc.

/s/ Duan Fu

Duan Fu

Chief Executive Officer

Date: June 19, 2018

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